FTVIPT P-1

                       SUPPLEMENT DATED FEBRUARY 16, 2007
                      TO THE PROSPECTUSES DATED MAY 1, 2006
                                       OF
              FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
    FRANKLIN FLEX CAP GROWTH SECURITIES FUND, FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND, FRANKLIN GROWTH AND INCOME SECURITIES FUND, FRANKLIN HIGH INCOME SECURITIES FUND, FRANKLIN INCOME SECURITIES FUND, FRANKLIN LARGE CAP GROWTH SECURITIES FUND, FRANKLIN LARGE CAP VALUE SECURITIES FUND, FRANKLIN
     MONEY MARKET FUND, FRANKLIN REAL ESTATE FUND, FRANKLIN RISING DIVIDENDS SECURITIES FUND, FRANKLIN SMALL CAP VALUE SECURITIES FUND, FRANKLIN SMALL-MID
     CAP GROWTH SECURITIES FUND, FRANKLIN STRATEGIC INCOME SECURITIES FUND, FRANKLIN U.S. GOVERNMENT FUND, FRANKLIN ZERO COUPON FUND - MATURING IN
    DECEMBER 2010, MUTUAL DISCOVERY SECURITIES FUND, MUTUAL SHARES SECURITIES
      FUND, TEMPLETON DEVELOPING MARKETS SECURITIES FUND, TEMPLETON FOREIGN SECURITIES FUND, TEMPLETON GLOBAL ASSET ALLOCATION FUND, TEMPLETON GLOBAL
     INCOME SECURITIES FUND, TEMPLETON GROWTH SECURITIES FUND (THE "FUNDS")

The prospectuses of the Funds are amended by adding the following after the first paragraph in the section titled "Overview":

      Shares of the Funds may also be offered to and purchased by other investment companies. Throughout this prospectus and the Statement of Additional Information, references to "Contracts," "Contract Owners," and "Insurers," each defined below, may also include such investment company purchasers where appropriate.


               PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.







FGI P-1

                       SUPPLEMENT DATED FEBRUARY 16, 2007
                     TO THE PROSPECTUS DATED MAY 1, 2006 OF
                   FRANKLIN GROWTH AND INCOME SECURITIES FUND,
        A SERIES OF FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

The prospectus is amended, effective May 1, 2007, by:

1. Replacing the first and second paragraphs under "Goals and Strategies - Main Investments" as follows:

      Under normal market conditions, the Fund invests predominantly in common stocks. The Fund seeks current income through receipt of dividends from its investments. The Fund's strategy is to invest in a broadly diversified portfolio of equity securities that the Fund's manager considers to be financially strong, but undervalued by the market. To help identify such companies, the manager uses a current relative yield analysis that focuses on a company's dividend yield (calculated by dividing a stock's annual per share dividends by its per share market price). The Fund may also invest a portion of its assets in debt securities.

      While the Fund does not concentrate in any one sector, it may make significant investments in the financial services, energy, technology and telecommunications, producer manufacturing, utilities, and health care/pharmaceutical sectors. The manager believes that these sectors tend to have valuation characteristics consistent with the Fund's goal.

2. Replacing the call out box to read:

      [Begin callout]
      The Fund invests predominantly in equity securities.
      [End callout]


               PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE







MS P-1C

                       SUPPLEMENT DATED FEBRUARY 16, 2007
                       TO THE PROSPECTUS DATED MAY 1, 2006
                                       OF
                    MUTUAL SHARES SECURITIES FUND (THE FUND)
        A SERIES OF FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

The prospectus is amended as follows:

The description under "Management" of the team responsible for the management of the Fund, on page MS-8, is replaced with the following:

The Fund is managed by a team of dedicated professionals focused on investments in equity securities they considered to be undervalued. The portfolio managers of the team are as follows:

PETER LANGERMAN
PRESIDENT AND CHIEF EXECUTIVE OFFICER OF FRANKLIN MUTUAL ADVISERS, LLC (FRANKLIN MUTUAL)

Mr. Langerman assumed the duties of portfolio manager of the Fund when he rejoined Franklin Templeton Investments in 2005 and became a co-manager in January 2007. He joined Franklin Templeton in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual and member of the management team of the Fund, before leaving in 2002 and serving as director of New Jersey's Division of Investment, overseeing employee pension funds. Between 1986 and 1996, he was employed at Heine Securities Corporation, the predecessor of Franklin Mutual.

F. DAVID SEGAL
PORTFOLIO MANAGER OF FRANKLIN MUTUAL
Mr. Segal has been a portfolio manager of the Fund since 2005 and became a co-manager in January 2007. Prior to joining Franklin Templeton Investments in 2002, Mr. Segal was an analyst in the Structured Finance Group of MetLife for the period 1999-2002.

DEBBIE TURNER, CFA
PORTFOLIO MANAGER OF FRANKLIN MUTUAL
Ms. Turner has been a portfolio manager of the Fund since 2001. She joined Franklin Templeton Investments in 1996.

As co-managers of the Fund, Mr. Langerman and Mr. Segal have equal authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which either may perform these functions, and the nature of these functions, may change from time to time. Ms. Turner provides the Fund with research and advice on the purchases and sales of individual securities, and portfolio risk assessment.

The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts they manage and their ownership of Fund shares.


               PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE